Trade and other payables	12 Months Ended
Dec. 31, 2024
Trade and other payables
Trade and other payables

19.  Trade and other payables

	December 31, 2024	December 31, 2023
Trade payables	12,945	21,709
Accrued salaries, bonuses, vacation pay and related taxes	3,123	3,599
Provision for indirect taxes	2,253	2,242
Accrued professional services	713	1,407
VAT payable	75	283
Indirect taxes payables	434	163
Other payables and advances received	669	900
Total	20,212	30,303

The Group recognized a liability in respect of Cubic Games Studio Ltd and Nexters Global Ltd of 277 and 2,410, respectively, as at December 31, 2024 (as at December 31, 2023: 284 and 2,121) in relation to indirect taxes (VAT and withholding/sale taxes), as it considered that there is a present obligation as a result of past events with the probable outflow of resources.

The exposure of the Group to liquidity risk in relation to financial instruments is reported in Note 28 to these consolidated financial statements.